Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	332	16.24%
Delinquency, No Missing Data	1543	75.49%
No Delinquency, At Least One Month Missing	4	0.20%
Delinquency, At Least One Month Missing	165	8.07%
Total	2044	100.00%